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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2002


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
               AGREEMENT, DATED AS OF JULY 1, 2002, PROVIDING FOR
                    THE ISSUANCE OF ASSET BACKED PASS-THROUGH
                          CERTIFICATES, SERIES 2002-5)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-96403                33-0727357
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         3 Ada
         Irvine, California                                     92618
         ------------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On July 30, 2002, a single series of certificates, entitled Option One Mortgage Loan Trust 2002-5, Asset-Backed Certificates, Series 2002-5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class S-1 Certificates", "Class S-2 Certificates", "Class B Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of first lien adjustable-rate and first and second lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $________________ as of July 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated July 19, 2002, among Option One, the Option One Owner Trust 2001- 1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, as applicable and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated July 19, 2002, between Option One and the Depositor (the "Option One Mortgage Loan Purchase Agreement"). The Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class S-2 Certificates were sold by the Depositor to Banc of America Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated July 19], 2002 (the "Underwriting Agreement") among the Depositor, Option One and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:




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                                                        -3-


                                  Initial Certificate Principal
            Class                   Balance or Notional Amount            Pass-Through Rate
            -----                   --------------------------            -----------------
             A-1                           $303,750,000                        Variable
             A-2                           $202,500,000                        Variable
             M-1                           $40,625,000                         Variable
             M-2                           $34,375,000                         Variable
             M-3                           $20,312,000                         Variable
             M-4                            $9,375,000                         Variable
              B                            $10,938,000                         Variable
             S-1                           $37,500,000                         Variable
             S-2                           $25,000,000                         Variable
              C                             $3,124,900                         Variable
              P                              $ 100.00                            N/A
              R                              $100.00                             N/A
             R-X                               100%                              N/A

                  The Certificates, other than the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated July 19, 2002, and the Prospectus Supplement, dated July 19, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B Certificates, Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits




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                                       -4-


         Exhibit No.                                   Description
         -----------                                   -----------
              4.1 Pooling and Servicing Agreement, dated as of July 1, 2002, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank
                                            Minnesota, National Association as
                                            Trustee, relating to the Series
                                            2002-5 Certificates.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 31, 2002

                                               OPTION ONE MORTGAGE ACCEPTANCE
                                               CORPORATION

                                               By        /s/ David S. Wells
                                                         -----------------------
                                               Name:         David S. Wells
                                               Title:        Assistant Secretary







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
                                                 Index to Exhibits




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of July 1,                           7
                       2002, by and among Option One Mortgage Acceptance
                       Corporation as Depositor, One Mortgage Corporation as
                       Master Servicer and Wells Fargo Bank Minnesota, National
                       Association as Trustee relating to the Series 2002-5
                       Certificates.






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                                   Exhibit 4.1